                                                                    EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Payless ShoeSource, Inc. (the "Company") on Form 10-Q for the period ending November 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ullrich
E. Porzig, Senior Vice President - Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(2) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 11, 2003


                                         /s/  Ullrich E. Porzig
                                         --------------------------------------
                                         Ullrich E. Porzig
                                         Senior Vice President,
                                         Chief Financial Officer and Treasurer